                                                                    Exhibit 10.1

           Executive Staff F'99 Bonus Plan Measurements and Criteria

Executive Staff Measurements:
----------------------------
The fiscal 1999 bonus plan for executive staff will consist of the following:
a) 50% APW Shareholder Value Generated (SVG)
b) 50% APW Earnings Per Share (EPS)

Supporting Definitions:
----------------------
Diluted Earnings Per Share = Net Income / Average Number of Common and Common Equivalent Shares Outstanding during the period.
Shareholder Value Generated = Operating Profit (before amortization) less 8% of Assets Deployed.
Assets Deployed = Adjusted Assets less Operating Liabilities

Bonus Measurement:

                                                      0%                  100%                 200%
                                                                        (Target)
                                              -------------------------------------------------------------
50% APW Shareholder Value Generated                $100.0 MM            $118.0 MM            $130.0 MM
50% APW Earnings Per Share                           $2.00                $2.25                $2.40

             Name                        Functional Area           Proposed Bonus Payout @ 100%
-------------------------------------------------------------------------------------------------
  Sim                          CEO                                           $600,000
  Arzbaecher                   CFO                                           $150,000

       Engineered Solutions Multi-Business Unit Leaders F'99 Bonus Plan
                           Measurements and Criteria


Multi-Business Unit Leader Measurements:
----------------------------------------

The fiscal 1999 bonus plan for Engineered Solutions multi-business unit leader will consist of the following:

a) 80% Engineered Solutions CMM (1)
b) 20% APW Financial Results (SVG and EPS - same as Executive Staff Targets)

Albrecht

                      0%                100%               200%
                                      (Target)
                 --------------------------------------------------
ES CMM (2)         $51.8 MM           $60.8 MM           $66.8 MM

Bonus Payout @ 100%                   $150,000

The business unit financial targets for fiscal 1999 have been established based upon the business plans submitted by each business unit, current year Corporate contribution requirements for profitability, and agreed upon long-term investments.

(1) CMM = Internal Operating Profit - (20% x Monthly Net Assets)
(2) Targeted bonus plan levels for CMM may be modified during the plan year due to mergers and acquisitions.

                                       2
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        Tools and Supplies Multi-Business Unit Leaders F'99 Bonus Plan
                           Measurements and Criteria


Multi-Business Unit Leader Measurements:
----------------------------------------

The fiscal 1999 bonus plan for Tools and Supplies multi-business unit leader will consist of the following:

a) 80% Tools and Supplies CMM (1)
b) 20% APW Financial Results (SVG and EPS - same as Executive Staff Targets)

Boel

                           0%                 100%                200%
                                            (Target)
                      ----------------------------------------------------
T&S CMM (2)             $23.0 MM            $29.0 MM            $35.0 MM


Bonus Payout @ 100%                         $125,000

The business unit financial targets for fiscal 1999 have been established based upon the business plans submitted by each business unit, current year Corporate contribution requirements for profitability, and agreed upon long-term investments.

(1) CMM = Internal Operating Profit - (20% x Monthly Net Assets)
(2) Targeted bonus plan levels for CMM may be modified during the plan year due to mergers and acquisitions.

  Enclosure Products and Systems Multi-Business Units Leaders F'99 Bonus Plan
                           Measurements and Criteria


Multi-Business Unit Leader Measurements:
----------------------------------------

The fiscal 1999 bonus plan for Enclosure Products and Systems multi-business unit leaders will consist of the following:

a) 80% respective Enclosure Products and Systems business unit's CMM (1)
b) 20% APW Financial Results (SVG and EPS - same as Executive Staff Targets)

Burkart

                         0%                100%              200%
                                         (Target)
                    -------------------------------------------------
EPS CMM (2)           $30.0 MM           $36.0 MM          $42.0 MM

Bonus Payout @ 100%                      $145,000


Wightman

                         0%                100%              200%
                                         (Target)
                    -------------------------------------------------
EPS CMM (2)            $6.0 MM           $12.0 MM          $16.0 MM


Bonus Payout @ 100%                      $170,000

The business unit financial targets for fiscal 1999 have been established based upon the business plans submitted by each business unit, current year Corporate contribution requirements for profitability, and agreed upon long-term investments.

(1) CMM = Internal Operating Profit - (20% x Monthly Net Assets)
(2) Targeted bonus plan levels for CMM may be modified during the plan year due to mergers and acquisitions.

                                       4